UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 20, 2006

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Witmer Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2006, Neose Technologies, Inc. (the "Company") entered into an agreement (the "Amendment") amending its Research, Co-Development and Commercialization Agreement with BioGeneriX AG ("BioGeneriX") dated as of April 20, 2004, for the development of a long-acting, GlycoPEGylated™ granulocyte colony stimulating factor (the "GlycoPEG-GCSF Agreement"), and its Research, License and Option Agreement with BioGeneriX dated as of April 27, 2005, for the development of an undisclosed GlycoPEGylated protein (the "Undisclosed Protein Agreement"). The Amendment will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2006, with portions omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to a request for confidential treatment. The Amendment imposes additional diligence requirements on BioGeneriX under the GlycoPEG-GCSF Agreement, without any cure period, in exchange for the extension to December 31, 2006 of two dates on which BioGeneriX must take action. These diligence requirements include the obligation to dose the first patient in a Phase I clinical trial by November 16, 2006.

Specifically, the Amendment provides for:

• The extension from November 6, 2006 to December 31, 2006 of the date under the GlycoPEG-GCSF Agreement by which BioGeneriX must decide whether or not to proceed with development of the product.

• The extension from October 23, 2006 to December 31, 2006 of the date on which BioGeneriX’s option under the Undisclosed Protein Agreement will expire.

• BioGeneriX to assume responsibility for the payment of all reagent costs under the GlycoPEG-GCSF Agreement after January 1, 2007. These costs were previously Neose’s responsibility through the end of clinical development.

• Additional BioGeneriX Phase I and II diligence requirements under the GlycoPEG-GCSF Agreement, including the requirement that the first patient in a Phase I clinical trial be dosed on the earlier of (i) the 30th day following regulatory approval or (ii) December 31, 2006. Regulatory approval was received on October 17, so the date by which the first patient must be dosed is November 16, 2006.

• The right of Neose to immediately terminate the GlycoPEG-GCSF Agreement and, if the option has not yet been exercised, the Undisclosed Protein Agreement upon the failure of BioGeneriX to meet any of the new Phase I or II diligence requirements. If the GlycoPEG-GCSF Agreement is terminated, worldwide rights to the GlycoPEG-GCSF program, subject to the negotiation of economic terms, will revert to Neose. If the Undisclosed Protein Agreement is terminated, all rights to the undisclosed protein revert to Neose. If the failure to meet any diligence requirements resulted from a delay in the supply by Neose of reagents, the diligence timing would be extended by the length of the delay.

The Company does not have any material relationship with BioGeneriX or its affiliates other than in respect of the GlycoPEG-GCSF Agreement and the Undisclosed Protein Agreement, as amended by the Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None
(b) Pro Forma Financial Information: None
(c) Exhibits: None.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2005 and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

October 23, 2006	By:	George J. Vergis

Name: George J. Vergis
Title: President and Chief Executive Officer